UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

XSUNX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

1

XSUNX, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

July 18, 2013

at 9:00 a.m. Pacific Time

65 Enterprise, Aliso Viejo, CA 92656

2

XSUNX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 18, 2013

The Annual Meeting of Stockholders (the “Annual Meeting”) of XsunX, Inc. (the “Company”) will be held at the Company’s offices, 65 Enterprise, on Thursday, July 18, 2013, at 9:00 a.m. Pacific Time, to consider the following proposals:

1.	To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders; and

2.	To ratify the appointment of HJ Associates & Consultants, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2013; and

3.	To approve an amendment to the articles of incorporation of the Company to increase the Company’s authorized shares of common stock from 500,000,000 to 2,000,000,000, to be effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of Colorado; and

4.	To act on such other matters as may properly come before the meeting or any adjournment there.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1 - 3. The Company intends to mail the Annual Report, Proxy Statement and Proxy Card enclosed with this notice on or about June          , 2013 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on June 3, 2013 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 18, 2013. The Proxy Statement is available at : www. .com/XsunX.

By Order of the Board of Directors

/s/ Tom M. Djokovich

Tom M. Djokovich
Chief Executive Officer and Member of the Board of Directors

3

XsunX, Inc.

65 Enterprise, Aliso Viejo, CA 92656

(949) 330-8060

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of XsunX, Inc. (“XsunX”, the “Company”, “we”, “us” or “our”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at the Company’s offices, 65 Enterprise, on Thursday, July 18, 2013, at 9:00 a.m. Pacific Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about June             , 2013.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on June 3, 2013, will be entitled to receive notice of, attend and vote at the meeting.

4

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•               this Proxy Statement for the Annual Meeting; and

•               the Company’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2012; and

•               the Proxy Card or vote instruction form for the Annual Meeting.

We hereby incorporate by reference into this Proxy Statement All other Reports and other documents filed by the Company pursuant to Section 13(e) or 15(d) of the Exchange Act subsequent to September 30, 2012 and prior to the date of the Meeting or such later date or dates to which the Meeting may be adjourned.

What is the Proxy Card?

The Proxy Card enables you to appoint Tom M. Djokovich, our Chief Executive Officer and Member of the Board of Directors, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing Mr. Djokovich to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of HJ Associates & Consultants, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2013,(iii) approval of an amendment to the articles of incorporation of the Company to increase the Company’s authorized shares of common stock from 500,000,000 to 2,000,000,000.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. We anticipate that as of the record date, there will be 365,668,449 shares of our common stock issued and outstanding. Thus, the presence of the holders of 182,834,226 issued and outstanding shares of common stock will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

5

Stockholder of Record

If on June 3, 2013, your shares were registered directly in your name with our transfer agent, Pacific Island Stock Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

If on June 3, 2013, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•                  Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•                  By Telephone. You may vote by calling the toll free number found on the Proxy Card.

•                  By Mail. You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

•                  In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•                  Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•                  By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•                  By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•                  In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

6

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed increase in authorized shares of common stock are not considered “routine” matters. Accordingly, brokers are not entitled to vote uninstructed shares with respect to these proposals.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you:

•                  indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•                  sign and return a Proxy Card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters such as the proposed increase in authorized shares of common stock.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•                  for approval of the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•                for ratification of the appointment of HJ Associates & Consultants, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2013; and

•                  for approval of an amendment to the articles of incorporation of the Company to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Colorado law or under the governing documents of the Company in connection with this solicitation.

7

How are Proxy materials delivered to households?

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to XsunX, Inc., 65 Enterprise, Aliso Viejo CA 92656; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth information regarding the beneficial ownership of our common stock as of June 3, 2013. The information in this table provides the ownership information for:

•                  each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•                  each of our directors;

•                  each of our executive officers; and

•                  our executive officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 365,668,449 shares outstanding on June 3, 2013, and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days after June 3, 2013.

Shareholders/Beneficial Owners	Number of Shares	Ownership Percentage
Tom Djokovich(1)	14,493,000	4%
Thomas Anderson	1,500,000	*
Oz Fundingsland	1,500,000	*
Mike Russak	1,500,000	*
Joseph Grimes	4,500,000	*

All officers and directors as a group	23,493,000	6.4%

*	Less than one percent.
(1)	Includes 14,068,000 shares owned by the Djokovich Limited Partnership. Mr. Djokovich shares voting and dispositive power with respect to these shares with Mrs. Djokovich.

8

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our director nominees is provided in “Proposal No. 1 — Proposal for the Election of Five Directors”. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of five incumbent persons, all of whom have been nominated by the Company to stand for election. Our incumbent Board of Directors consists of the following persons:

Name	Age
Thomas Anderson	49
Oz Fundingsland	69
Dr. Michael Russak	66
Tom Djokovich	56
Joseph Grimes	55

Involvement in Certain Legal Proceedings

To our knowledge none of the members of the Board of Directors or other executives has been involved in any bankruptcy proceedings, criminal proceedings, any proceeding involving any possibility of enjoining or suspending members of our Board of Directors or other executives from engaging in any business, securities or banking activities, and have not been found to have violated, nor been accused of having violated, any federal or state securities or commodities laws.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Meetings of the Board of Directors and Committees

During the fiscal year ended September 30, 2012, our Board held a total of 2 scheduled and special meetings, and 15 actions taken by written consent without a meeting. None of our incumbent directors attended less than 100% of the Board meetings.

Board Committees; Audit Committee

As of September 30, 2012, the Company’s board was comprised of five directors, three of which are considered independent directors and the Company did not have an audit committee. Further, while certain of the board members have extensive business background none of the members of the board of directors is qualified as a financial expert. We are a development stage company and the board of directors will appoint committees as necessary, including an audit committee as resources permit.  In the meantime, the Board serves as the Company’s audit committee utilizing business judgment rules and good faith efforts.

The directors of the Company will devote such time to the Company’s affairs on an “as needed” basis, but typically less than 20 hours per month. As a result, the actual amount of time which they will devote to the Company’s affairs is unknown and is likely to vary substantially from month to month.

Director Nominations

Part of our Board’s duties is to screen and nominate candidates considered for election to our Board. In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of

9

professional interests, required expertise and other factors. The Board evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Board uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

The Board values diversity as a factor in selecting individuals nominated to serve on the Board. Although the Board prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there any specific policy on diversity. The Board uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board.

Code of Ethics

We have adopted a Code of Ethics on January 7, 2008 for Officers, Directors and Employees that applies to all of our officers, directors and employees.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board by writing to XsunX, Inc., 65 Enterprise, Aliso Viejo, CA 92656 Attention: Mr. Tom Djokovich, or by facsimile (949) 266-5823. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Director Compensation

In the fiscal year ended September 30, 2012, Directors received no cash compensation for their service to the Company as directors.  Each non-affiliated Director did receive an option grant in January 2012 in the amount of 500,000 options for a total of 1,500,000 options exercisable at $0.04 per share (approximately 110% of the market price on the date of grant) into common shares of the Company’s stock. The options vested upon issuance and can be exercised at any time over a five-year period. In connection with this option issuance, he Company recorded $45,000 in expenses. All Directors were reimbursed for any expenses actually incurred in connection with attending meetings of the Board of Directors.

On March 21, 2013, the Company granted 1,000,000 stock options to each of four members of the Board of Directors for a total of 4,000,000 options for continued services and performance to the Company. Each option vested upon issuance and provides for a purchase price of $0.014 per share (approximately 104% of the market price on the date of grant) into common shares of the Company’s stock, and can be exercised at any time over a three-year period. In connection with this option issuance, he Company recorded $43,140 in expenses.

The following table sets forth with respect to our independent directors, compensation information inclusive of equity awards and payments made in the year-end September 30, 2012. All compensation paid to Tom Djokovich, our Chief Executive Officer and member of the Board of Directors, is included in the summary compensation table under “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Tom Djokovich	$0	0	0	0	$0
Joseph Grimes	$0	0	0	0	$0
Thomas Anderson	$0	0	0	0	$0
Oz Fundingsland	$0	0	0	0	$0
Dr. Michael Russak	$0	0	0	0	$0

10

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The following table lists the executive offices and directors of the Company who held office during the fiscal year ended September 30, 2012. There are no family relationships between any of our directors or executive officers. The named executive officers of the Company are as follows:

Name	Age	Position Held	Tenure
Tom Djokovich	56	CEO, Director, Secretary, and acting Principal Accounting Officer	CEO and Director since October 2003, Secretary and PAO since September 2009
Joseph Grimes (1)	55	President, COO, Director	President since March 2009, COO since April 2006, and as a director Since August 2008
Robert Wendt (2)	50	CTO	Since March 2009

Biographical information about Mr. Djokovich and Mr. Grimes is provided in “Proposal No. 1 —Proposal for the Election of Five Directors”.

(1)	Effective January 9, 2013, the Company’s Board of Directors accepted the resignation of Joseph Grimes as the Company’s President and Chief Operating Officer. Mr. Grimes continues to serve as a member of the Board of Directors and has assumed the position of Executive Sales Manager.

(2)	On May 7, 2012, the Company and Mr. Wendt agreed to terminate his position as CTO and alternately entered into technical consulting agreement with Mr. Wendt under which Mr. Wendt continues to assist the Company with its efforts to commercialize its CIGSolar® technology.

Involvement in Certain Legal Proceedings

To our knowledge none of executive officers has been involved in any bankruptcy proceedings, criminal proceedings, any proceeding involving any possibility of enjoining or suspending an executive officer from engaging in any business, securities or banking activities, and have not been found to have violated, nor been accused of having violated, any federal or state securities or commodities laws.

There are no material proceedings to which any executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

We are a development stage Company and we rely on our board of directors to evaluate compensation and incentive offerings made by the Company as it applies to our executive officers, and efforts to attract and maintain qualified staff. To date, our compensation policy has been conducted on a case by case basis with input from our chief executive officer, and focused on the following four primary areas; (a) first the Company’s commitment capabilities within the scope of objectives and capital capabilities, (b) salary compensatory with peer group companies and peer position, (c) cash bonuses tied to sales and revenue attainment, and (d) long term equity compensation tied to strategic objectives of establishing marketable solar technologies.

In the year ended September 30, 2012 the Company’s named executive offices elected to accept reductions to compensation to allow for the re-direction of available capital resources for use in the purchase and assembly of the Company’s multi-chamber CIGSolar® thermal co-evaporation system. As a result, initially salaries were reduced effective October 1, 2011 to $120,000 each annually. Then effective January 1, 2012 salaries were further reduced and/or eliminated to allow further re-direction of available capital resources towards system assembly efforts. Since January 2012, wages have been paid as capital resources have allowed, and as work efforts have been extended to complete the strategic objectives of the Company.

11

In this Compensation Discussion and Analysis, the individuals in the Summary Compensation Table set forth below are referred to as the “named executive officers”. Generally, the types of compensation and benefits provided to the named executive officers may be similar to what we intend to provide to future executive officers.

The following table sets forth information with respect to compensation earned by our chief executive officer, our chief operating officer, and our chief technical officer (collectively, our “named executive officers”) for the fiscal years ended September 30, 2012, and 2011 respectively.

Name and Position	Year	Salary ($)	Contributed Services ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Tom Djokovich, CEO(1)	2012 2011	85,215 165,000	37,035 0	0 0	0 0	0 0	4,303 4,800	126,553 169,800
Joe Grimes, COO(2)	2012 2011	42,308 157,500	30,000 0	0 0	0 0	0 0	10,948 4,800	83,256 162,300
Robert Wendt, CTO(3)	2012 2011	36,838 165,000	30,000 0	0 0	0 0	0 0	2,591 4,800	69,429 169,800

(1)	$37,035 of Mr. Djokovich’s recorded compensation in the year ended September 30, 2012 was in the form of wages that Mr. Djokovich forgave in lieu of the Company using the capital to purchase necessary supplies, and that the Company recorded as contributed services in the period. In addition to Mr. Djokovich’s compensation the Company also provides Mr. Djokovich with a $359 monthly health insurance allowance.

(2)	$30,000 of Mr. Grimes recorded compensation in the year ended September 30, 2012 was in the form of wages that Mr. Grimes forgave in lieu of the Company using the capital to purchase necessary supplies, and that the Company recorded as contributed services in the period. In addition to Mr. Grimes compensation the Company also provides Mr. Grimes with a $913 monthly health insurance allowance.

(3)	$30,000 of Mr. Wendt’s recorded compensation in the year ended September 30, 2012 was in the form of wages that Mr. Wendt forgave in lieu of the Company using the capital to purchase necessary supplies, and that the Company recorded as contributed services in the period. In addition to Mr. Wendt’s base compensation the Company also agreed to provide Mr. Wendt with a $324 monthly health insurance allowance. On May 7, 2012, the Company and Mr. Wendt agreed to terminate his position as CTO and alternately entered into a twelve-month technical consulting agreement with Mr. Wendt.

No other compensation not described above was paid or distributed during the listed fiscal years to the executive officers of the Company.

EMPLOYMENT AND OTHER AGREEMENTS

Tom M. Djokovich

Mr. Djokovich serves as our chief executive officer, acting principal accounting officer, and a director. We do not have an employment agreement with Mr. Djokovich. He currently works at the discretion of the board of directors as he has since October 2003. His annual base compensation for the 2012 fiscal period was $$85,215 in collected wages and benefits, and another $37,035 in wages that were forgiven by Mr. Djokovich for use by the Company in the purchase of necessary supplies and recorded as contributed capital in the period. Mr. Djokovich’s collected wages and contributed services totaled $122,250 in the year ended September 30, 2012. Mr. Djokovich was also provided with approximately $359 per month allowance for use in the payment of medical benefits. His total compensation is based solely on the annual base cash salary and we do not have any equity based, cash bonus, or special compensation agreements or understanding in place with Mr. Djokovich. Mr. Djokovich is also subject to confidentiality and non-solicitation provisions which provide that Mr. Djokovich will not divulge information or solicit employees for 24 months after termination of his employment.

12

Joseph Grimes

Mr. Grimes served as our chief operating officer, president, and serves as a director. We do not have an employment agreement with Mr. Grimes and in the 2012 fiscal period he worked at the discretion of the board of directors. His annual base compensation for the 2012 fiscal period was $$42,308 in collected wages and benefits, and another $30,000 in wages that were forgiven by Mr. Grimes for use by the Company in the purchase of necessary supplies and recorded as contributed capital in the period. Mr. Grimes collected wages and contributed services totaled $72,308 in the year ended September 30, 2012. Mr. Grimes was also provided with approximately $913 per month allowance for use in the payment of medical benefits. Mr. Grimes is also subject to confidentiality and non-solicitation provisions which provide that Mr. Grimes will not divulge information or solicit employees for 24 months after termination of his employment.

Effective January 9, 2013, the Company’s Board of Directors accepted the resignation of Joseph Grimes as the Company’s President and Chief Operating Officer. Mr. Grimes continues to serve as a member of the Board of Directors and has assumed the position of Executive Sales Manager.

Robert Wendt

Mr. Wendt served as our chief technology officer. We do not have an employment agreement with Mr. Wendt and in the 2012 fiscal period he worked at the discretion of the board of directors. His annual base salary compensation for the 2012 period was $$36,838 in collected wages and benefits, and another $30,000 in wages that were forgiven by Mr. Wendt for use by the Company in the purchase of necessary supplies and recorded as contributed capital in the period. Mr. Wendt’s collected wages and contributed services totaled $66,838 in the year ended September 30, 2012. Mr. Wendt was also provided with approximately $324 per month allowance for use in the payment of medical benefits. Mr. Wendt is also subject to confidentiality and non-solicitation provisions which provide that Mr. Wendt will not divulge information or solicit employees for 24 months after termination of his employment.

On May 7, 2012, the Company and Mr. Wendt agreed to terminate his position as CTO and alternately entered into a technical consulting agreement with Mr. Wendt under which Mr. Wendt continues to assist the Company with its efforts to commercialize its CIGSolar® technology.

13

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards with respect our named executive officers for the fiscal year ended September 30, 2012;

OPTION AWARDS						STOCK AWARDS
								Equity	Equity
			Equity					Incentive Plan	Incentive Plan
			Incentive Plan					Awards:	Awards:
		Number of	Awards:				Market	Number of	Market or
	Number of	Securities	Number of			Number of	Value of	Unearned	Payout Value of
	Securities	Underlying	Securities			Shares or	Shares or	Shares, Units	Unearned
	Underlying	Unexercised	Underlying			Units of	Units of	or Other	Shares, Units or
	Unexercised	Unearned	Unexercisable	Option	Option	Stock that	Stock that	Rights That	Other Rights
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	That Have
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested ($)	Vested ($)	Vested (#)	Not Vested (#)

Tom Djokovich, CEO	—	—	—	—	—	—	—	—	—

Joseph Grimes, COO	0	500,000	500,000	$0.36	10/23/2012	—	—	—	—
	2,500,000	0	2,500,000	$0.16	4/1/2014	—	—	—	—

	0	1,000,000	1,000,000	$0.10	10/18/2015	—	—	—	—
						—	—	—	—
Robert Wendt, CTO	0	0	0			—	—	—	—

Transactions with Related Persons

At no time during the last two fiscal years has any executive officer, director, or 5% or greater stockholder or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and such person had a direct or indirect material interest.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership (“Section 16 Reports”) with the SEC. Reporting Persons are required by the SEC to furnish the Company with copies of all Section 16 Reports they file.  Based on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended September 30, 2012, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with the exception that one report, covering one transaction was not timely filed by the chief executive officer with the SEC via year-end report on Form 5.

14

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding the nominated directors is set forth below.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age
Thomas Anderson	49
Oz Fundingsland	69
Michael Russak	66
Tom Djokovich	56
Joseph Grimes	55

15

Mr. Thomas Anderson, Director and Chairman of the Board, Mr. Anderson was appointed as one of our directors effective September 2001. Mr. Anderson presently works as the President and CEO of PE/Q Energy, Inc., a commercial/industrial and utility scale solar project developer and integrator. He was previously employed by solar project developer and EPC (engineering, procurement and construction) American Capital Energy from October 2008 to October 2012, serving as Chief Development Officer and Chief Operations Officer.  Prior to American Capital Energy, he served as Managing Director of the Environmental Science and Engineering Directorate of Qinetiq North America in Los Alamos, New Mexico. He was with Qinetiq North America, formerly Apogen Technologies, from January 2005, through September 2008. Mr. Anderson worked for 19 years in the environmental consulting field, providing consulting services in the areas of environmental compliance, characterization and remediation services to Department of Energy, Department of Defense, and industrial clients. He formerly worked as a Senior Environmental Scientist at Concurrent Technologies Corp. from November 2000 to December 2004. He earned his B.S. in Geology from Denison University and his M.S. in Environmental Science and Engineering from Colorado School of Mines.

Due to his collective experiences in commercial, industrial and utility scale solar systems design and deployment, and environmental consulting business operation management, Mr. Anderson possesses the knowledge and experience in the solar technology sector for which the Board concluded that Mr. Anderson is qualified to serve as a Director.

Mr. Oz Fundingsland, Director. Mr. Oz Fundingsland was appointed as one of our directors effective November 2007. Mr. Fundingsland brings over forty years of sales, marketing, executive business management, finance, and corporate governance experience to XsunX. His professional and business experience principally originated with his tenure, commencing in 1964, at Applied Magnetics Corp., a disk drive and data storage company. Prior to his retirement from Applied Magnetics in 1994, Mr. Fundingsland served as an Executive Officer and Vice President of Sales and Marketing for 11 years directing sales growth from $50 million to over $550 million. Commencing in 1993 through 2003 Mr. Fundingsland served as a member of the board of directors for the International Disk Drive Equipment Manufacturers Association “IDEMA” where he retired emeritus. For the last 13 years, Mr. Fundingsland has provided consulting services assisting with sales, marketing, and management to a host of companies within the disk drive, optical, software, and LED industries.

Due to his experience as an executive in business management, finance, corporate governance, and extensive sales and marketing experience in the thin film products and semiconductor fields, the Board concluded that Mr. Fundingsland is qualified to serve as a Director.

Dr. Michael A. Russak, Director. Dr. Russak was appointed as one of our directors effective November 2007. Dr. Russak is also a member of the Company’s Scientific Advisory Board. Dr. Michael A. Russak currently holds the position of Executive Vice President and General Manager of the HDD Business Unit of Intevac, Inc. in Santa Clara, CA.  He has been working as a consultant in the hard disk drive and photovoltaic industries since Jan 2007. He is also a former Executive Director of IDEMA-U.S. (the hard disk drive industry trade association) he was President and Chief Technical Officer of Komag, Inc., a manufacturer of hard magnetic recording disks for hard disk drive applications. From 1993 to 2001 he was Chief Technical Officer of HMT Technology, Inc. also a manufacturer of magnetic recording disks. From 1985 to 1993 he was a research staff member and program manager in the Research Division of the IBM Corporation. Dr. Russak has over forty years of industrial experience progressing from a research scientist to senior executive officer of two public companies. He has expertise in thin film materials and devices for magnetic recording, photovoltaic, solar thermal applications, semiconductor devices as well as glass, glass-ceramic and ceramic materials. He also has over twelve years’ experience at the executive management level of public companies with significant off shore development and manufacturing functions. He received his B.S. in Ceramic Engineering in 1968 and Ph.D. in Materials Science in 1971, both from Rutgers University in New Brunswick, NJ. During his career, he has been a contributing scientist and program manager at the Grumman Aerospace Corporation, a Research Staff Member and technical manager in the areas of thin film materials and processes at the Research Division of the IBM Corporation at the T.J. Watson Research Laboratories. In 1993, he joined HMT Technology, a manufacturer of thin film disks for magnetic storage, as Vice President of Research and Development. His responsibilities included new product design and introduction. Dr. Russak became Chief Technical Officer of HMT and held that position until 2000 when HMT merged with Komag Inc. Dr. Russak was appointed President and Chief Technical Officer of the combined company. He continued to set technical, operational and business direction for Komag until his retirement at the end of 2006. He has published over 90 technical papers, and holds 23 U.S. patents.

16

Due to his experience as a thin film material scientist including photovoltaic applications, and in business management, finance, and corporate governance including public company management experience, the Board concluded that Mr. Russak is qualified to serve as a Director.

Mr. Tom Djokovich, our CEO, and member of the Board of Directors, since XsunX’s reorganization in October 2003. In addition to Mr. Djokovich’s 9 years of experience in the thin film photovoltaic industry Mr. Djokovich background includes over 13 years executive management experience of publicly reporting companies, 7 years of business to business and business to consumer software services development, and over 20 years of commercial, industrial and residential construction and development management. Mr. Djokovich was the founder and served from 1995 to 2002 as the Chief Executive Officer of Accesspoint Corporation, a vertically integrated provider of electronic transaction processing and e-business solutions for retail and wholesale businesses. Under Mr. Djokovich’s guidance, Accesspoint became a member of the Visa/MasterCard association, the national check processing association NACHA, and developed one of the payment industry’s most diverse set of network based transaction processing, business management and CRM systems for both Internet and conventional points of sale. Prior to Accesspoint, Mr. Djokovich founded TMD Construction and Development in 1979. TMD provided management for multimillion-dollar projects incorporating at times hundreds of employees, subcontractors and international material acquisitions for commercial, industrial and custom residential construction services as a licensed building and development firm in California. In 1995, Mr. Djokovich developed an Internet based business-to-business ordering system for the construction industry.

Due to his over 30 years’ experience as an entrepreneur with over 13 years’ experience as an executive in business management, finance, corporate governance of public companies, and extensive sales and marketing experience, the Board concluded that Mr. Djokovich is qualified to serve as a Director.

Mr. Joseph Grimes, Director. Mr. Grimes was appointed as one of our directors effective August 2008. Mr. Grimes brings to XsunX more than 14 years direct experience in thin-film technology and manufacturing, and over 20 years executive management experience. Mr. Grimes was Co-Founder, President and CEO of ISERA Group, where he established the company infrastructure and guided five development teams, finally selling the company to Envisage from 1993 to 2005. His direct experience in thin-film technology came with Applied Magnetics Corporation from 1985 to 1993 as manager for thin-film prototype assembly, and as an executive manager of operations with XsunX from 2006 to 2013. Mr. Grimes holds a Bachelor’s degree in business economics and environmental studies, and a Master’s in computer modeling and operation research applications, both from the University of California at Santa Barbara.

Due to his experience in thin-film technology, manufacturing, operations management, and entrepreneurial experience, the Board concluded that Mr. Grimes is qualified to serve as a Director.

Board Determination of Independence

Our Board of Directors has determined that Messrs. Anderson, Fundingsland, and Russak comprising a majority of the board of directors are currently “independent” as that term is defined under current listing standards of NASDAQ.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

17

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Our Board has appointed HJ Associates & Consultants, LLP (“HJ Associates”), to serve as our independent registered public accounting firm for the year ending September 30, 2013. HJ Associates has acted as our principal accountant since July, 2009 and served as our principal accountant for the year ending September 30, 2012.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, XsunX is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of XsunX and its shareholders. If the appointment is not ratified, the Board will consider its options.

Our board retains our independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, management consults our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with XsunX. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of XsunX’s accounting principles, and such other matters as are required to be discussed with the board under generally accepted auditing standards.

The following sets forth all fees we incurred in connection with professional services rendered by HJ Associates & Consultants, LLP during the years ended September 30, 2012, and 2011:

2012

For the fiscal year ended September 30, 2012 HJ Associates & Consultants, LLP incurred $35,400 in Audit Fees for the following professional services: review of the interim financial statements included in quarterly reports on Form 10-Q for the periods ended December 30, 2011, March 31, 2012, June 30, 2012 and for audit fees related to the Company’s annual report on Form 10-K. No Audit-Related, Tax or other fees were billed by HJ Associates & Consultants, LLP in the fiscal year ended September 30, 2012.

2011

For the fiscal year ended September 30, 2011 HJ Associates & Consultants, LLP incurred $28,600 in Audit Fees for the following professional services: review of the interim financial statements included in quarterly reports on Form 10-Q for the periods ended December 30, 2010, March 31, 2011, June 30, 2011 and for audit fees related to the Company’s annual report on Form 10-K. No Audit-Related, Tax or other fees were billed by HJ Associates & Consultants, LLP in the fiscal year ended September 30, 2011 .

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF HJ ASSOCIATES & CONSULTANTS, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED SEPTEMBER 30, 2013.

18

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 2,000,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our articles of incorporation to increase our authorized shares of common stock from 500,000,000 to 2,000,000,000, to be effective upon filing of an amendment to the Articles of Incorporation with the Secretary of State of Colorado. If the amendment to increase our authorized shares of common stock is approved by shareholders at the Annual Meeting, we intend to file the amendment to our articles of incorporation as soon as practicable following the Annual Meeting.

The form of certificate of amendment to be filed with the Secretary of State of the State of Colorado is set forth as Appendix A to this Proxy Statement.

Outstanding Shares Purpose of the Proposal

Our articles of incorporation currently authorize us to issue a maximum of 500,000,000 shares of common stock, no par value per share, and 50,000,000 shares of preferred stock with a par value of $0.01 per share. Our issued and outstanding securities as of June 3, 2013, not including commitments under convertible promissory notes that may convert at various times over the next twelve months are as follows:

•	365,668,449 shares of common stock

•	No shares of Preferred Stock

•	Approximately $513,863 in principal amount of notes and debentures (Notes) that, subject to the holder’s discretion and the terms of the Notes, may be convertible into shares of common stock by the holder(s). The Notes allow for conversions by the holder(s) at fixed discounts at the time of conversion, but as the trade price for the Company’s common stock increases or decreases over time we will be required to issue common stock in amounts necessary to satisfy the conversion obligations at the time of each conversion. At this time the Company anticipates that, in lieu of the Company’s ability to redeem for cash any Note prior to its conversion of which there can be no assurance that the Company will have the financial capacity to do so in a timely manner, the Notes will be converted by the holder(s) resulting in the new issuance by the Company of common stock to satisfy the obligation(s) under the Notes.

•	Options to purchase 9,500,000 shares of common stock at a weighted average exercise price of $.070.

The Board of Directors believes that without the increase in authorized common shares the Company’s ability to both satisfy the obligations of additional share issuance under current convertible Notes, and to seek additional equity or debt financing as necessary will be severely limited. Our independent registered public accounting firm has issued their report dated January 11, 2013, that included an explanatory paragraph expressing substantial doubt in our ability to continue as a going concern without additional capital becoming available.

We are a development stage company and subject to the many risk factors disclosed in the Company’s Form 10-K/A filed on January 11, 2013. In addition, we operate in a highly competitive and emerging market for photovoltaic manufacturing technologies. The market for our technologies is highly dependent on demand by manufacturers to expand operations and/or invest in new technologies. General industry wide consensus is that between 2012 and 2013 solar manufacturers, in response to rapidly declining solar panel pricing, reduced capital equipment expenditures by approximately 80% from about $13 billion in 2011 to an estimated $2.3 billion in 2013. During this period, many of our competitors failed to adapt to these changing conditions and ceased operations, failed, or merged with other companies. In response to these rapidly changing conditions, and with the intent of completing development of our products, management implemented a plan in January 2012 under which salaries

19

and non-product development cash expenditures were reduced or eliminated to allow for the re-direction of available cash resources for use in the assembly of the Company’s multi-chamber CIGSolar® thermal co-evaporation system. Since implementation of these efforts, the Company has recorded approximately $97,000 in contributed services from management in lieu of salaries for use in operations and CIGSolar® evaporator assembly costs.

The Company has completed the assembly of its initial multi-chamber CIGSolar® thermal co-evaporation system, is working to commercialize the technology, and is engaged in sales efforts. The market data that we have seen indicates that pricing for solar modules has begun to stabilize, and we have begun to see an increase in interest by manufacturers to install or increase production capacity in developing regions. These are encouraging indications of improving market conditions however; our ability to continue to execute under our plan and make our products available will continue to be dependent on our ability finance operations and commercialization efforts of our products until such time that we can generate sales and profits. Our ability to continue as a going concern ultimately is dependent on our ability to commercialize our products and to generate revenues and a profit.

If we are unable to seek additional operating capital through the offer of equity or convertible debt financing or other means, our ability to fund our operations, maintain our efforts necessary to commercialize marketable products or otherwise respond to competitive pressures will be significantly impaired. We would also be forced to curtail our business operations, reduce our investments, decrease or eliminate capital expenditures and delay the execution of our business plan which would have a material adverse effect on our business. It is for these and the other reasons described below that the Board of Directors has presented this proposal and recommends a vote for the increase in the number of authorized shares.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

Except for the conversion of outstanding convertible securities (which conversion would be at the option of the respective holders), the Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of common stock. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising additional working or investment capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

Future Dilutive Transactions

It is emphasized that management of the Company may affect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except in some cases involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

20

1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing stockholders may be diluted by 100%.

2. Control of the Company by stockholders may change due to new issuances.

3. The election of the Board of Directors could be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

4. Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares, though no such opportunities have been identified by the Company at this time.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the proposed increase in authorized shares of common stock with the intent that it be utilized as a type of anti-takeover device. The Company’s articles of incorporation and by-laws do not have any anti-takeover provisions.

Required Vote

The affirmative vote of the holders of a majority of the total issued and outstanding shares of common stock as of the record date is necessary to approve the increase in our authorized shares of common stock.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

21

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the person named in the enclosed Proxy, or his substitutes, will vote the shares represented thereby in accordance with his judgment on such matters.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy Card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The Company has engaged XXXXX to perform solicitation services in connection with the Annual Meeting, for a fee of $XXXX.

By Order of the Board of Directors,

/s/ Tom M. Djokovich
Chief Executive Officer and Member of the Board of Directors

22

Appendix A

(Proposed)

Certificate of Amendment to articles of incorporation

For Colorado Profit Corporations

1. Name of corporation:

XsunX, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article FOURTH is hereby amended such that the authorized capital stock of the corporation shall be set at 2,000,000,000 shares of Common Stock, no par value, and 50,000,000 shares of preferred stock, par value $0.01 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: greater than 50%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

23

XSUNX, INC.

The undersigned Stockholder of XsunX, Inc. hereby appoints Tom M. Djokovich, as attorney and proxy with full power of substitution to vote all of the shares of Common Stock of XsunX, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of XsunX, Inc. to be held at 65 Enterprise, Aliso Viejo, CA 92656, on Thursday, July 18, 2013, at 9:00 a.m. Pacific Time, and at any adjournment or adjournments thereof as follows:

This proxy is solicited on behalf of the Board of directors.

(continued, and to be dated and signed, on the other side)

PLEASE DETACH PROXY CARD HERE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 18, 2013. The Proxy Statement is available at http:// ..com/XsunX

24

Please Mark Your Vote in Blue or Black Ink As Shown Here           ☒

	FOR all nominees	WITHHOLD AUTHORITY	FOR all nominees except as noted below
1. Proposal One. Election of Directors.
	☐	☐	☐
01 THOMAS ANDERSON	☐	☐	☐
02 OZ FUNDINGSLAND	☐	☐	☐
03 MICHAEL RUSSAK	☐	☐	☐
04 TOM DJOKOVICH	☐	☐	☐
05 JOSEPH GRIMES	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

		FOR	AGAINST	ABSTAIN

2.	To ratify the appointment of HJ Associates & Consultants, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.	☐	☐	☐

3.	To approve an amendment to the articles of incorporation of the Company to increase the Company’s authorized shares of common stock from 500,000,000 to 2,000,000,000; and	☐	☐	☐

4.	To act on such other matters as may properly come before the meeting or any adjournment there.	☐	☐	☐

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

Please sign and date this Proxy below and return in the enclosed envelope.

Date	. 2013 (Signature)	(Signature of joint owner)

Signature(s) must agree with the name(s) printed on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

PLEASE DETACH PROXY CARD

CONTROL NUMBER

25

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www. .com	Vote Your Proxy by Phone: Call 1 ( ) -	Vote Your Proxy by Mail:
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

26